Exhibit 99.2

Q2 FY 2022 Earnings Conference Call December 2, 2021

2 Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and or our products, including potential growth in those markets, the economy generally, action s t aken to optimize our operations and align our business consistent with demand, our ability to continue successfully navigating the evolving operating environment and executing our bus iness, strategic initiatives and priorities and growth potential, pricing, net sales growth, gross margins, incremental EBITDA, cost discipline, operating leverage, interest expens e, tax rates, capital expenditures, and free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to gro w s tronger, and the ability to deliver growth, value creation and long - term success contained in this presentation may be considered forward - looking statements. Statements about our expectat ions, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections ar e reasonable, such forward - looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including curre nt and future public health issues that may affect the Company’s business. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described i n the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statements in this release ar e made as of December 2, 2021. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events , changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing the Company’s views as of any date subsequent to December 2, 202 1. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures. Safe Harbor and Basis of Presentation

3 Q2 Fiscal 2022 Highlights 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix. Record Levels of Net Sales, Net Income and Adjusted EBITDA 1 • Quarterly net sales in excess of $1 billion • Inflation driven sales growth of at least 25% in all 4 major product categories, including Wallboard, Steel Framing, Ceilings and Complementary Products; Steel remains a standout with over 140% sales growth Higher Than Expected Gross Margin • Gross margin of 32.3% for the quarter Favorable Expense Leverage • Continued cost discipline and the outpacing of product inflation relative to operating expenses enabled us to improve SG&A and Adjusted SG&A 1 as a percentage of sales for the sixth quarter in a row Adjusted EBITDA 1 up 81.2%; Adjusted EBITDA margin 1 up 280 basis points Achieved Further Platform Expansion • Enhanced our complementary product offerings in Nebraska with the purchase of the EIFS division of DK&B Construction Specialties • Expanded our presence in Tennessee with the addition of a new facility to serve our Rocky Mountain Materials customers $28.5 $40.2 $82.5 $74.4 $87.8 $149.5 $0 $20 $40 $60 $80 $100 $120 $140 Net Income Adj. Net Income Adj. EBITDA Net Income, Adj Net Income 1 & Adj EBITDA 1 Q2 FY21 Q2 FY22 Net Sales: $1.15 billion 41.5% Net Income: $74.4 million 161.2% Gross Profit: $371.9 million 40.3% 1 1

4 Strategic Growth Priorities – Q2 FY22 Update Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share Expand Share in Core Products Grow Complementary Product opportunities outside of core products to diversify and profitably expand our product offering Grow Complementary Products Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Platform Expansion Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience and further profit improvement Drive Improved Productivity & Profitability • Net sales for Wallboard, Ceilings and Steel Framing up double digits • Particular success with Steel Framing and architectural specialty ceilings • 24.8% growth in net sales of Complementary products • 12.6% organic sales growth • 6 th straight quarter of growth • Announced most significant acquisition in this space to date: AMES Tools closed on December 1, 2021. • Completed the acquisition of DK&B EIFS/Stucco division, expanding our presence and complementary product offerings in Nebraska • Opened a new greenfield location in Johnson City, Tennessee • Robust pipeline of M&A opportunities • YOY Net Income up 161.2% • Recorded a 280 basis point improvement in Adjusted EBITDA margin 1 for Q2 FY22 • Driving purchasing efficiencies, enhancing our pricing practices and providing improved transactional efficiency and effectiveness for customers • Supplying our team with tools and enhanced data to make more informed business decisions 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix.

5 Acquisition: On 12/1/21, GMS acquired AMES Taping Tools Holding LLC (“AMES”) for a preliminary purchase price of $212.5 million in cash. GMS Completes Acquisition of AMES Taping Tools Geographic Footprint Company & Acquisition Overview Business Profile: AMES is the nation’s foremost provider of automatic taping and finishing (“ATF”) tools and related products to the professional drywall finishing industry. AMES services customers through its multichannel distribution model including: 1. AMES Stores – supplies and services residential and commercial interior finishing applications through a network of more than 85 store locations that sell drywall finishing products and provide drywall contractors with the option to purchase or rent ATF tools from a 100,000 - tool fleet shared by AMES stores platform - wide. 2. Dealer Distribution – sales of market - leading TapeTech ® Automatic Taping and Finishing Tools and related TapeTech ® branded products through dealers and distributors, including an existing relationship with GMS. 3. All - Wall® E - Commerce Platform – leading E - Commerce retailer of specialty interior finishing tools and related products. Strategic Rationale: AMES provides a distinctive complement to GMS’s current offerings, significantly expanding the Company’s presence in the attractive tools and fasteners market. AMES’s portfolio includes the industry - leading finishing tool brand, TapeTech ®, and the top specialty interior finishing e - commerce platform, All - Wall®. Operating Model: AMES’s current management team, including President & CEO Jay Davisson, will continue to lead the business, which will continue to operate under the “AMES” brand – as it has for over 80 years AMES Stores

6 $265.1 $371.9 32.6% 32.3% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% 34.0% 34.5% 35.0% 35.5% 36.0% 36.5% 37.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q2 2021 Fiscal Q2 2022 Gross Profit Gross Margin Q2 Fiscal 2022 Performance – Net Sales Over $1 Billion Net Sales & Mix Gross Profit & Margin ▪ Gross Profit increased 40.3% ▪ Gross margin was slightly better than expected, but still declined 30 bps from Q2 FY2021 due to pressured price - cost dynamics in wallboard. ▪ Net sales up 41.5% due primarily to inflationary pricing, strong residential end markets, solid demand for complementary products and acquisition revenues. ▪ Equal number of selling days YOY ▪ Organic net sales up 31.2% Organic Growth Total Volume Price/Mix 1 Wallboard +19.7% - 1.1% +20.8% Ceilings +17.4% - 3.0% +20.4% Steel +122.2% +2.1% +120.1% Complementary +12.6% $812.9 $1,150.6 Fiscal Q2 2021 Fiscal Q2 2022 +41.5% 40.7% 13.8% 13.7% 31.8% 36.0% 12.2% 23.6% 28.2% WB Ceilings Steel Complementary Products ($ mm) ($ mm) 1. Price/Mix excludes the impact of foreign currency translation.

7 $82.5 $149.5 10.2% 13.0% Fiscal Q2 2021 Fiscal Q2 2022 Adj. EBITDA Adj. EBITDA Margin $183.3 $223.2 22.5% 19.4% 10.0% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% 16.5% 17.0% 17.5% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% $0 $50 $100 $150 $200 Fiscal Q2 2021 Fiscal Q2 2022 Adj. SG&A Adj. SG&A % ($ mm) Q2 Fiscal 2022 – Improved Profitability 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. SG&A and Adjusted SG&A 1 ▪ Reported SG&A was 20.0% of sales compared to 23.2% of sales a year ago, representing a 320 basis point improvement. ▪ Adjusted SG&A 1 improved 310 basis points as product inflation outpaced increases in operating costs. Net Income, Adjusted Net Income 1 & Adjusted EBITDA 1 ▪ Reported net income and Adjusted net income 1 totaled $74.4 million and $87.8 million, respectively. ▪ Adjusted EBITDA 1 increased 81.2% and Adjusted EBITDA margin 1 improved 280 basis points year - over - year. Adj. EBITDA 1 Up 81.2% 1 1 1 310 bps improvement

8 Attractive Capital Structure Supports Strategic Initiatives Cash From Operations and Free Cash Flow 1 $89.9 $82.5 ▪ Cash used in Operations was $2.0 million, compared to Cash provided by Operations of $39.8 million in Q2 FY21 ▪ Free Cash Flow 1 use was $11.3 million, compared to Free Cash Flow of $32.7 million in Q2 FY21 ▪ Greater use of cash year - over - year primarily due to the Company’s discipline in ensuring product availability and managing price inflation amid an environment of tight and less reliable supply, coupled with the impact of increasing sales on accounts receivable. ▪ Substantial liquidity, with $59.3 million of cash on hand and an additional $302.2 million available under our revolving credit facilities as of 10/31/2021. ▪ Attractive capital structure ▪ “Through the Cycle” objective of Free Cash Flow 1 : 40% - 50% of Adjusted EBITDA 1 1. For a reconciliation of free cash flow to cash provided by (used in) operating activities, the most directly comparable GAAP met ric, see Appendix. 2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 3. As of the quarter ended October 31, 2021; Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & In sta llment Notes. 3.0 x 2.9 x 2.5 x 2.7 x 2.4 10/31/20 1/31/21 4/30/21 7/31/21 10/31/21 $23 $43 $34 $164 $499 $355 2022 2023 2024 2025 2026 Thereafter LTM Net Debt / PF Adjusted EBITDA 2 Debt 3 Maturity Schedule as of 10/31/2021

9 Expectations 1. For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix. Favorable pricing and continued strength in residential should result in: • Q3 FY22 Expected Year - Over - Year Net Sales Growth: ~50% • Q3 FY22 Expected Year - Over - Year Organic Sales Growth: ~40% Gross Margin will continue to be impacted by the timing of the pass through of our suppliers’ pricing actions • Q3 FY22 Expected Gross Margin: ~Consistent with Q3 FY21 at 32.4% Incremental Adjusted EBITDA 1 : • Assumed continued inflationary pricing and strength in residential • Continued cost discipline and favorable operating leverage expected • Q3 FY22 Expected Incremental Adjusted EBITDA 1 : 15% - 20% • Full year interest expense: $55 million • Cash tax rate for Adjusted Net Income 1 : 24% – 25% • Full year capital expenditures: $40 million - $45 million • Free Cash Flow 1 : Longer - term objective is to generate 40% - 50% of Adjusted EBITDA Expectations for Q3 Fiscal 2022 Expectations for Full Year Fiscal 2022

10 GMS is Well - Positioned Now and for the Long - Term ▪ A North American market leader in specialty distribution of interior construction products. ▪ Significant scale combined with local expertise ▪ Differentiated best - in - class customer service model ▪ Entrepreneurial culture ▪ We are successfully executing our business as our team seizes opportunities and addresses challenges in dynamic market conditions. ▪ Strong cash flow generation expected from nature of business model and tight management of working capital. ▪ Healthy balance sheet and strong liquidity position. ▪ Executing on strategic priorities to capitalize on long - term growth opportunities. Significant. Differentiated. Entrepreneurial.

11 Q2 FY 2022 Earnings Conference Call

12 Appendix

13 Summary Quarterly Financials (In millions, except per share data) 1Q21 2Q21 3Q21 4Q21 FY21 1Q22 2Q22 (Unaudited) Wallboard Volume (MSF) 1,054 1,073 997 1,147 4,270 1,095 1,104 Wallboard Price ($ / '000 Sq. Ft.) 311$ 308$ 312$ 329$ 311$ 356$ 376$ Wallboard 328$ 331$ 311$ 377$ 1,330$ 390$ 415$ Ceilings 114 112 102 121 476 138 141 Steel framing 110 111 104 143 502 196 272 Other products 250 259 234 291 934 318 323 Net sales 803 813 751 932 3,299 1,042 1,151 Cost of sales 542 548 508 638 2,236 706 779 Gross profit 260 265 243 294 1,063 336 372 Gross margin 32.5% 32.6% 32.4% 31.5% 32.2% 32.2% 32.3% Operating expenses: Selling, general and administrative expenses 183 188 185 207 764 214 231 Depreciation and amortization 27 27 26 28 108 28 29 Total operating expenses 210 216 210 236 872 242 260 Operating income (loss) 50 49 33 58 191 94 112 Other (expense) income: Interest expense (14) (14) (13) (13) (54) (14) (15) Gain on legal settlement - - 1 - 1 - - Write-off of discount and deferred financing costs - - - (5) (5) - - Other income, net 1 1 1 1 3 1 1 Total other expense, net (13) (13) (11) (17) (54) (13) (14) Income (loss) from continuing operations, before tax 37 37 22 42 137 81 98 Income tax expense 10 8 6 8 32 20 24 Net income (loss) 27$ 28$ 16$ 34$ 106$ 61$ 74$ Business Days 64 64 61 65 254 63 64 Net Sales by Business Day 12.5$ 12.7$ 12.3$ 14.3$ 13.0$ 16.5$ 18.0$ Beginning Branch Count 263 260 261 262 263 268 283 Added Branches (3) 1 1 6 5 15 2 Ending Branch Count 260 261 262 268 268 283 285

14 Quarterly Cash Flows (1) Free cash flow is a non - GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. D ifferences may occur due to rounding. ($ in millions) (Unaudited) 1Q21 2Q21 3Q21 3Q21 FY21 1Q22 2Q22 Net income $ 27.2 $ 28.5 $ 16.1 $ 33.7 $ 105.5 $ 61.2 $ 74.4 Non-cash changes & other changes (0.1) 46.4 31.5 52.8 130.6 28.8 57.8 Changes in primary working capital components: Trade accounts and notes receivable (41.5) (15.6) 41.7 (86.2) (101.6) (73.5) (73.9) Inventories 14.0 (15.0) (23.4) (22.3) (46.7) (87.3) (81.2) Accounts payable (15.4) (4.5) (21.5) 106.8 65.4 (4.3) 20.9 Cash provided by (used in) operating activities (15.7) 39.8 44.4 84.8 153.3 (75.1) (2.0) Purchases of property and equipment (4.7) (7.1) (6.0) (12.0) (29.9) (6.8) (9.3) Proceeds from sale of assets 0.3 0.4 0.5 1.0 2.3 0.3 0.2 Acquisitions of businesses, net of cash acquired (0.2) 0.2 - (35.9) (36.0) (123.0) (1.9) Cash (used in) investing activities (4.6) (6.6) (5.5) (46.9) (63.6) (129.6) (11.1) Cash provided by (used in) financing activities (51.8) (55.1) (7.8) (22.0) (136.6) 81.4 28.7 Effect of exchange rates 0.9 0.3 1.2 0.5 3.0 (0.2) 0.1 Increase (decrease) in cash and cash equivalents (71.2) (21.5) 32.4 16.4 (43.9) (123.4) 15.7 Balance, beginning of period 210.9 139.7 118.2 150.6 210.9 167.0 43.6 Balance, end of period $ 139.7 $ 118.2 $ 150.6 $ 167.0 $ 167.0 $ 43.6 $ 59.3 Supplemental cash flow disclosures: Cash paid for income taxes $ 3.5 $ 16.7 $ 11.7 $ 14.5 $ 46.4 $ 1.0 $ 36.8 Cash paid for interest $ 13.1 $ 12.6 $ 12.4 $ 11.5 $ 49.7 $ 8.6 $ 9.0 Cash provided by (used in) operating activities $ (15.7) $ 39.8 $ 44.4 $ 84.8 $ 153.3 $ (75.1) $ (2.0) Purchases of property and equipment (4.7) (7.1) (6.0) (12.0) (29.9) (6.8) (9.3) Free cash flow (1) (20.5) 32.7 38.4 72.8 123.4 (81.9) (11.3)

15 Q2 2022 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY22 FY21 Reported Organic (1) Organic (1) 1,066.1$ 812.9$ Acquisitions 76.0 - Fx Impact 8.5 - Total Net Sales 1,150.6$ 812.9$ 41.5% 31.2% Wallboard 414.5$ 330.5$ 25.4% 19.7% Ceilings 140.9 112.1 25.6% 17.4% Steel Framing 272.0 111.3 144.4% 122.2% Other Products 323.2 258.9 24.8% 12.6% Total Net Sales 1,150.6$ 812.9$ 41.5% 31.2% Fiscal Q2 Variance

16 Quarterly Net Income to Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID - 19 pandemic. E. Represents one - time costs related to acquisitions paid to third parties F. Includes impairment of assets resulting from restructuring plans to close certain facilities and gains from the sale of assets. G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents expenses paid to third party advisors related to debt refinancing activities ( $ in 000s) 1Q21 2Q21 3Q21 4Q21 FY21 1Q22 2Q22 (Unaudited) Net Income 27,219$ 28,469$ 16,126$ 33,746$ 105,560$ 61,202$ 74,361$ Add: Interest Expense 14,081 13,525 13,454 12,726 53,786 13,657 14,744 Add: Write off of debt discount and deferred financing fees - - - 4,606 4,606 - - Less: Interest Income (37) (14) (6) (29) (86) - (27) Add: Income Tax Expense 9,604 8,277 5,709 7,944 31,534 19,971 23,769 Add: Depreciation Expense 12,827 12,710 11,371 13,572 50,480 12,925 13,703 Add: Amortization Expense 14,270 14,535 14,191 14,649 57,645 14,789 15,700 EBITDA 77,964$ 77,502$ 60,845$ 87,214$ 303,525$ 122,544$ 142,250$ Adjustments Stock appreciation rights (A) 792 314 1,446 621 3,173 892 983 Redeemable noncontrolling interests (B) 252 186 624 226 1,288 310 593 Equity-based compensation (C) 1,605 3,252 1,877 1,708 8,442 1,958 3,215 Severance and other permitted costs (D) 1,947 762 (83) 322 2,948 147 249 Transaction costs (acquisition and other) (E) 100 25 664 279 1,068 575 2,393 (Gain) loss on disposal of assets (F) 394 481 (1,404) (482) (1,011) (78) (144) Effects of fair value adjustments to inventory (G) - - - 788 788 1,731 - Gain on legal settlement - - (1,382) - (1,382) - - Debt transaction costs (H) - - - 532 532 - - Total Add-Backs 5,090$ 5,020$ 1,742$ 3,994$ 15,846$ 5,535$ 7,289$ Adjusted EBITDA (as reported) 83,054$ 82,522$ 62,587$ 91,208$ 319,371$ 128,079$ 149,539$ Net Sales $802,573 $812,856 $751,191 $932,203 $3,298,823 $1,042,076 $1,150,551 Adjusted EBITDA Margin 10.3% 10.2% 8.3% 9.8% 9.7% 12.3% 13.0%

17 Net Income to Pro Forma Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID - 19 pandemic. E. Represents one - time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights F. Represents management fees paid to AEA, which were discontinued after the IPO G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents mark - to - market adjustments for derivative financial instruments I. Represents one - time costs related to our secondary offerings paid to third party advisors J. Represents expenses paid to third party advisors related to debt refinancing activities K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies ( $ in 000s) LTM Q2 FY22 2021 2020 2019 2018 2017 (Unaudited) Net Income 185,435$ 105,560$ 23,381$ 56,002$ 62,971$ 48,886$ Add: Interest Expense 54,581 53,786 67,718 73,677 31,395 29,360 Add: Write off of debt discount and deferred financing fees 4,606 4,606 1,331 - 74 7,103 Less: Interest Income (62) (86) (88) (66) (177) (152) Add: Income Tax Expense 57,393 31,534 22,944 14,039 20,883 22,654 Add: Depreciation Expense 51,571 50,480 51,332 46,456 24,075 25,565 Add: Amortization Expense 59,329 57,645 65,201 71,003 41,455 43,675 EBITDA 412,853$ 303,525$ 231,819$ 261,111$ 180,676$ 177,091$ Adjustments Impairment of goodwill - - 63,074 - - - Stock appreciation rights (A) 3,942 3,173 1,572 2,730 2,318 148 Redeemable noncontrolling interests (B) 1,753 1,288 520 1,188 1,868 3,536 Equity-based compensation (C) 8,758 8,442 7,060 3,906 1,695 2,534 Severance and other permitted costs (D) 635 2,948 5,733 8,152 581 (157) Transaction costs (acquisition and other) (E) 3,911 1,068 2,414 7,858 3,370 2,249 (Gain) loss on disposal of assets (2,108) (1,011) 658 (525) (509) (338) AEA management fee (F) - - - - - 188 Effects of fair value adjustments to inventory (G) 2,519 788 575 4,176 324 946 Gain on legal settlement (1,382) (1,382) (14,029) - - - Change in fair value of financial instruments (H) - - - 6,395 6,125 382 Secondary public offerings (I) - - 363 - 1,525 1,385 Debt transaction costs (J) 532 532 - 678 1,285 265 Total Add-Backs 18,560$ 15,846$ 67,940$ 34,558$ 18,582$ 11,138$ Adjusted EBITDA (as reported) 431,413$ 319,371$ 299,759$ 295,669$ 199,258$ 188,229$ Contributions from acquisitions (K) 10,585 4,948 1,480 6,717 1,280 9,500 Pro Forma Adjusted EBITDA 441,998$ 324,319$ 301,239$ 302,386$ 200,538$ 197,729$

18 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company, the acquisition of Titan and the acquisition of Westside Building Material. B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. ($ in 000s) 2Q22 2Q21 (Unaudited) Income before taxes 98,130$ 36,746$ EBITDA add-backs 7,289 5,020 Purchase accounting depreciation and amortization (A) 10,811 10,121 Adjusted pre-tax income 116,230 51,887 Adjusted income tax expense 28,476 11,674 Adjusted net income 87,754$ 40,213$ Effective tax rate (B) 24.5% 22.5% Weighted average shares outstanding: Basic 43,135 42,723 Diluted 43,894 43,174 Adjusted net income per share: Basic 2.03$ 0.94$ Diluted 2.00$ 0.93$

19 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID - 19 pandemic. E. Represents one - time costs related to acquisitions paid to third parties. F. Represents expenses paid to third party advisors related to debt refinancing activities (Unaudited) 1Q21 2Q21 3Q21 4Q21 FY2021 1Q22 1Q22 ($ in millions) SG&A - Reported 183.1$ 188.4$ 184.8$ 207.3$ 763.6$ 214.1$ 230.5$ Adjustments Stock appreciation rights (A) (0.8) (0.3) (1.4) (0.6) (3.2) (0.9) (1.0) Redeemable noncontrolling interests (B) (0.3) (0.2) (0.6) (0.2) (1.3) (0.3) (0.6) Equity-based compensation (C) (1.6) (3.3) (1.9) (1.7) (8.4) (2.0) (3.2) Severance and other permitted costs (D) (1.9) (0.8) 0.1 (0.3) (2.9) (0.2) (0.3) Transaction costs (acquisition and other) (E) (0.1) (0.0) (0.7) (0.3) (1.1) (0.6) (2.4) Gain on disposal of assets (0.4) (0.5) 1.4 0.5 1.0 0.1 0.1 Secondary public offerings (F) - - - - - - - Debt transaction costs - - - (0.5) (0.5) - - SG&A - Adjusted 178.1$ 183.3$ 181.7$ 204.2$ 747.3$ 210.3$ 223.2$ % of net sales 22.2% 22.5% 24.2% 21.9% 22.7% 20.2% 19.4%

20 Leverage Summary (1) Net of unamortized discount of $1.4 mm, $1.4 mm, $0.6 mm, $0.6 mm and $0.5 mm as of October 31, 2020, January 31,2021, April 30, 2021, July 31, 2021, and October 31, 2021, respectively. (2) Net of deferred financing costs of $8.1 mm, $7.6 mm, $4.1 mm, $3.9 mm and $3.6 mm as of October 31, 2020, January 31,2021, April 30,2021, July 31, 2021, and October 31, 2021, respectively. (3) Net of deferred financing costs of $5.5 mm, $5.3 mm and $5.2 mm as of April 30, 2021, July 31, 2021, and October 31, 2021, re spe ctively (4) Net of unamortized discount of $0.9 mm, $0.8 mm, $0.7 mm, $0.7 mm, and $0. 6 mm as of October 31, 2020, January 31,2021, April 30,2021, July 31, 2021, and October 31, 2021, respectively. (5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 10/31/20 1/31/21 4/30/21 7/31/21 10/31/21 LTM LTM LTM LTM LTM Cash and cash equivalents $118 $151 $167 $44 $59 Revolving Credit Facilities $0 $0 $0 $92 $141 First Lien Term Loan (1)(2) 862 860 505 504 503 Senior Notes (3) - - 345 345 345 Capital Lease Obligations 122 122 118 113 112 Installment Notes & Other (4) 12 12 10 9 8 Total Debt $996 $994 $978 $1,063 $1,108 Total Net Debt $878 $844 $811 $1,019 $1,049 PF Adj. EBITDA (5) $292 $292 $324 $380 $442 Total Debt / PF Adj. EBITDA 3.4x 3.4x 3.0x 2.8x 2.5x Net Debt / PF Adj. EBITDA 3.0x 2.9x 2.5x 2.7x 2.4x